SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2002

CP Limited Partnership
(Exact Name of Registrant as Specified in Its Charter)

Maryland	33-85492	38-3140664
(State or Other Jurisdiction of Formation)	(Commission File Number)	(IRS Employer Identification Number)

6160 South Syracuse Way, Greenwood Village, Colorado 80111
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s Telephone Number, Including Area Code    (303) 741-3707

N/A
(Former Name of Former Address, if Changed Since Last Report)

ITEM 9.    REGULATION FD DISCLOSURE

On August 14, 2002, CP Limited Partnership filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of the Chief Executive Officer and Chief Financial Officer of Chateau Communities, Inc. and ROC Communities, Inc., the sole general partners of CP Limited Partnership, pursuant to 18 U.S.C. 1350(a) adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of these certifications is attached hereto as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits.

99.1        Certifications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002
CP LIMITED PARTNERSHIP

By:	CHATEAU COMMUNITIES, INC. its general partner

By:	/s/ TAMARA D. FISCHER
Name:	Tamara D. Fischer
Title:	Chief Financial Officer

By:	ROC COMMUNITIES, INC. its other general partner

By:	/s/ TAMARA D. FISCHER
Name:	Tamara D. Fischer
Title:	Chief Financial Officer

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